Form 10-Q

Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY BRACKETS ([***]), HAS BEEN OMITTED
BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT C
[1741 TECHNOLOGY]
CONFIRMATION LETTER
November 12, 2019

To:    Nutanix Inc.
1740 Technology Drive, Suite 150
San Jose, CA 95110
Attn: [***]

Re:    Office Lease (the "Lease") dated September 5, 2018, between HUDSON CONCOURSE, LLC, a Delaware limited liability company ("Landlord"), and NUTANIX INC., a Delaware Corporation ("Tenant"), concerning Suite 500 on the 5th floor of the building located at 1741 Technology Drive, San Jose California.
Lease ID: 901074
Business Unit Number: 16004
Dear [***]:
In accordance with the Lease, Tenant accepts possession of the Premises and confirms the following:

1.	The Commencement Date is November 1, 2019 and the Expiration Date is May 31, 2024.

2.	The exact number of rentable square feet within the Premises is 28,930 square feet, subject to Section 2.1.1 of the Lease.

3.	Tenant's Share, based upon the exact number of rentable square feet within the Premises, is 20.4839%, subject to Section 2.1.1 of the Lease.
Please acknowledge the foregoing by signing all three (3) counterparts of this letter in the space provided below and returning two (2) fully executed counterparts to my attention. Please note that, pursuant to Section 2.1.1 of the Lease, if Tenant fails to execute and return (or, by notice to Landlord, reasonably object to) this letter within ten (10) days after receiving it, Tenant shall be deemed to have executed and returned it without exception.

"Landlord": HUDSON CONCOURSE, LLC, a Delaware limited liability company By: /s/ Kimbrae Jasper Name: Kimbrae Jasper Title: Senior Property Manager
Agreed and Accepted as of November 18, 2019. "Tenant": Nutanix, Inc., a Delaware corporation By: /s/ Aaron Boynton Name: Aaron Boynton Title: VP, Corporate Controller